SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): August 30, 1996




                       CHECKERS DRIVE-IN RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                     0-19649                  58-1654960
- ----------------------------      ------------           -------------------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)





    600 Cleveland Street, 8th Floor
         Clearwater, Florida                                 34615
- ----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:              813-441-3500

                        This Instrument contains 3 pages.

                           There is no Exhibit Index.

Item 5. Other Events.
- ------  -------------

        On July 30, 1996, Checkers Drive-In Restaurants, Inc. ("Checkers") announced that a capital management firm had successfully consummated the acquisition of its outstanding debt under its credit facility. Waivers of default were granted through August 30, 1996. Checkers announced on August 30, 1996, that the negotiations on restructuring this debt with the new lending group continue and that the default waivers have been extended through September 10, 1996.

                                    SIGNATURE
                                    ---------


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CHECKERS DRIVE-IN RESTAURANTS, INC.



                                       By:     /s/ Albert J. DiMarco
                                          --------------------------------------
                                           Albert J. DiMarco
                                           President and Chief Executive Officer

Dated:  September 3, 1996